MEDICALOGIC, INC.

                              EMPLOYMENT AGREEMENT

                                     PARTIES

     The parties to this Agreement are MEDICALOGIC, INC. An Oregon corporation (Corporation) and MARK LEAVITT (Employee).

                                  DECLARATIONS

     Corporation was organized for the purpose of developing computer products for the medical industry and any other lawful activity for which corporations may be organized under the Oregon Business Corporations Act.

                                      TERMS

     The parties agree:

     1.   Employment.

          (a) Corporation shall hire Employee, and Employee shall work for Corporation as employee.

          (b) The employment period shall continue until it is ended. The employment period may be ended only by dissolution of the corporation, the death or retirement of Employee, or by one party with or without cause mailing to the other party a written notice causing termination which states the employment ending date, except that in the cause of such written notice the ending date cannot be earlier than sixty (60) days after the date the notice was mailed.

          (c) Employee shall work exclusively for Corporation, except that Employee may engage in any non-related work outside of its employ with Corporation. The exception stated in the

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preceeding sentence shall not apply to the extent any non-related work conflicts or interferes with the services required of employee by Corporation; and the exception stated in the preceeding sentence shall not apply if the time required by such non-related work exceeds in any calendar quarter the time required of Employee by Corporation in such calendar quarter. If Employee exceeds either of the limitations stated in the preceeding sentence, Corporation may, notwithstanding Section (b), end the employment period of Employee immediately.

     2.   Compensation.

          Corporation shall pay to Employees such amounts as are agreed upon by Employees and the board of directors of Corporation.

     3.   Supervision

          Corporation shall direct and supervise the work of Employee; Employee shall at all times conform to the working rules and standards imposed by Corporation.

     4.   Schedule

          Employee shall conform to the working schedule required by the demands of Corporation's business, except that at no time shall Employee by compelled to more than 12 hours per day or more than 72 hours per week, or more than 265 hours per month - unless, in such case Employee consents to the additional service time and is paid additional compensation accordingly.

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     5.   Competition

          Except as provided in subsection 1(c), Employee shall at no time during the employment period engage in any endeavor whether for profit or not, which competes with the business of the Corporation.

     6.   Benefits

          Corporation shall provide Employee with insurance and medical fringe benefits that are in accord with benefits available to other employees in Oregon.

     7.   Miscellaneous

          (a) This written agreement is the entire contract between the parties and may be modified only by a write signed by all parties.

          (b) This Agreement shall be binding on the parties according to its terms and shall likewise be binding on their guardians, conservators, heirs, successors and assigns.

          (c) If legal fees or costs are incurred by any party in enforcing this Agreement, then the non-prevailing party shall be liable for and shall pay the same in full.

     DATED this 1st day of August, 1985.

                                       MARK LEAVITT
                                       -----------------------------------------
                                       MARK LEAVITT
                                       Employee
                                       MEDICALOGIC, INC.


                                       MARK LEAVITT
                                       -----------------------------------------
                                       MARK LEAVITT
                                       President
                                       Secretary/Treasurer/Director

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